UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.    )
_____________________
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a12
C4 THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

C4 THERAPEUTICS, INC.

2023 Annual Meeting
Vote by June 14, 2023
11:59 PM ET

C4 THERAPEUTICS, INC.
490 ARSENAL WAY, SUITE 120
WATERTOWN, MA 02472

V10956-P91143

You invested in C4 THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 15, 2023
8:30 AM ET

Virtually at:
www.virtualshareholdermeeting.com/CCCC2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect three Class III directors to our Board of Directors, each to serve until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier resignation or removal; **Nominees:** 01) Andrew Hirsch 02) Utpal Koppikar 03) Malcolm Salter	For
2. To cast a non-binding, advisory vote to approve the compensation of our named executive officers.	For
3. To ratify the engagement of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023.	For
4. To cast a vote to approve an amendment to our Fifth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.	For

NOTE: In their discretion, the proxies are authorized to vote upon any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V10957-P91143